UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-4861

Fidelity Garrison Street Trust
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

245 Summer St.

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	April 30, 2013

Item 1. Schedule of Investments

Consolidated Quarterly Holdings Report

for

Fidelity ® Commodity Strategy
Central Fund

April 30, 2013

1.901066.103

CRC-QTLY-0613

Consolidated Investments April 30, 2013 (Unaudited)

Showing Percentage of Net Assets

Commodity-Linked Notes - 2.0%
	Principal Amount	Value
Deutsche Bank AG London Branch 0.0387% 6/13/13 (b)(e)(f) (Cost $7,500,000)	$ 7,500,000	$ 8,366,235
U.S. Treasury Obligations - 15.4%

U.S. Treasury Bills, yield at date of purchase 0.07% to 0.08% 5/23/13 to 9/12/13 (c)(d) (Cost $64,988,660)	65,000,000	64,990,885
Money Market Funds - 85.3%
	Shares
Fidelity Cash Central Fund, 0.13% (a) (Cost $359,406,949)	359,406,949	359,406,949
TOTAL INVESTMENT PORTFOLIO - 102.7% (Cost $431,895,609)		432,764,069
NET OTHER ASSETS (LIABILITIES) - (2.7)%		(11,293,515)
NET ASSETS - 100%		$ 421,470,554
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Commodity Futures Contracts
64 CBOT Corn Contracts	July 2013	$ 2,080,000	$ 89,734
25 CBOT Soybean Contracts	July 2013	1,748,750	46,211
20 CBOT Soybean Meal Contracts	July 2013	829,000	43,750
28 CBOT Soybean Oil Contracts	July 2013	826,896	(11,053)
28 CBOT Wheat Contracts	July 2013	1,023,400	31,853
17 CME Lean Hogs Contracts	June 2013	629,510	12,543
19 CME Live Cattle Contracts	June 2013	926,440	(7,918)
25 COMEX Copper Contracts	July 2013	1,992,188	(139,817)
20 COMEX Gold 100 oz. Contracts	June 2013	2,944,200	(212,379)
8 COMEX Silver Contracts	July 2013	967,400	(136,598)
17 ICE Brent Crude Contracts	July 2013	1,734,680	(103,409)
14 ICE Coffee 'C' Contracts	July 2013	709,275	(18,885)
10 KCBT Wheat Contracts	July 2013	394,750	22,393
29 LME Aluminum Contracts	July 2013	1,352,125	(28,258)
Futures Contracts - continued
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/Depreciation)
7 LME Nickel Contracts	July 2013	$ 645,960	$ (29,552)
16 LME Zinc Contracts	July 2013	746,400	(15,376)
14 NYBOT Cotton No. 2 Contracts	July 2013	612,290	611
57 NYBOT Sugar No. 11 Contracts	July 2013	1,123,584	(9,930)
30 NYMEX Crude Oil Contracts	July 2013	2,810,400	(17,048)
9 NYMEX Gasoline RBOB Contracts	July 2013	1,052,352	(33,063)
9 NYMEX Heating Oil Contracts	July 2013	1,073,520	(36,112)
98 NYMEX Natural Gas Contracts	July 2013	4,306,120	214,214
TOTAL COMMODITY FUTURES CONTRACTS		$ 30,529,240	$ (338,089)

The face value of futures purchased as a percentage of net assets is 7.2%
Swap Agreements
Total Return Swaps

Each open total return swap is an agreement to receive the total return of the Dow Jones-UBS Commodity Index Total Return and pay a floating rate based on the 3-month US auction rate T-Bill plus a specified spread. Additional information on open total return swaps is as follows:

Counterparty	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	Jul. 2013	$ 18,900,000	$ (86,793)
Barclays Bank PLC	Jul. 2013	9,500,000	269,280
Citibank	Jun. 2013	18,500,000	(759,544)
Citibank	Jul. 2013	15,100,000	289,934
Credit Suisse	Jun. 2013	18,100,000	(289,595)
Goldman Sachs	May 2013	15,000,000	(713,585)
Goldman Sachs	May 2013	10,800,000	(703,763)
Goldman Sachs	May 2013	10,100,000	(406,983)
JPMorgan Chase, Inc.	May 2013	24,000,000	(1,179,947)
JPMorgan Chase, Inc.	May 2013	15,300,000	(803,112)
JPMorgan Chase, Inc.	May 2013	13,700,000	(591,217)
JPMorgan Chase, Inc.	Jun. 2013	23,800,000	(411,083)
Merrill Lynch, Inc.	May 2013	37,500,000	(1,989,964)
Merrill Lynch, Inc.	May 2013	13,100,000	(645,687)
Merrill Lynch, Inc.	Jun. 2013	33,000,000	(848,236)
Morgan Stanley Capital Group, Inc.	Aug. 2013	22,500,000	171,545
Societe Generale	Jun. 2013	23,800,000	(505,211)
Societe Generale	Jul. 2013	7,400,000	150,703
Societe Generale	Aug. 2013	26,600,000	0
UBS	Jul. 2013	20,000,000	(47,041)
TOTAL RETURN SWAPS			$ (9,100,299)
Legend

(a) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $8,366,235 or 2.0% of net assets.

(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $1,526,961.
(d) Security or a portion of the security has been segregated as collateral for open swap agreements. At the period end, the value of securities pledged amounted to $43,733,339.
(e) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

(f) Security is indexed to the Dow Jones-UBS Commodity Index Total Return, multiplied by 3. Securities do not guarantee any return of principal at maturity but instead, will pay at maturity or upon exchange, an amount based on the closing value of the Dow Jones-UBS Commodity Index Total Return. Although these instruments are primarily debt obligations, they indirectly provide exposure to changes in the value of the underlying commodities. Holders of the security have the right to exchange these notes at any time.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 623,237
Consolidated Subsidiary
	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Commodity Return Central Cayman Ltd.	$ 139,203,723	$ 24,999,992	$ 70,000,029	$ -	$ 55,130,100
Other Information

The following is a summary of the inputs used, as of April 30, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section at the end of this listing.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
U.S. Government and Government Agency Obligations	$ 64,990,885	$ -	$ 64,990,885	$ -
Commodity-Linked Notes	8,366,235	-	8,366,235	-
Money Market Funds	359,406,949	359,406,949	-	-
Total Investments in Securities:	$ 432,764,069	$ 359,406,949	$ 73,357,120	$ -
Derivative Instruments:
Assets
Futures Contracts	$ 461,309	$ 461,309	$ -	$ -
Swap Agreements	881,462	-	881,462	-
Total Assets	$ 1,342,771	$ 461,309	$ 881,462	$ -
Liabilities
Futures Contracts	$ (799,398)	$ (799,398)	$ -	$ -
Swap Agreements	(9,981,761)	-	(9,981,761)	-
Total Liabilities	$ (10,781,159)	$ (799,398)	$ (9,981,761)	$ -
Total Derivative Instruments:	$ (9,438,388)	$ (338,089)	$ (9,100,299)	$ -
Income Tax Information

At April 30, 2013, the cost of investment securities for income tax purposes, on an unconsolidated basis, was $631,897,285. Net unrealized depreciation aggregated $210,471,567, of which $866,235 related to appreciated investment securities and $211,337,802 related to depreciated investment securities.

Consolidated Subsidiary

The Fund invests in certain commodity-related instruments through Fidelity Commodity Return Central Cayman Ltd., a wholly owned subsidiary (the "Subsidiary"). As of April 30, 2013, the Fund held $55,130,100 in the Subsidiary, representing 13.1% of the Fund's net assets. The Quarterly Holdings report is consolidated and includes the holdings of the Fund and the Subsidiary.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For U.S. government and government agency obligations, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices.

For commodity-linked notes, pricing vendors generally consider the movement of an underlying commodity index as well as other terms of the contract including the leverage factor and any fee and/or interest components of the note. Swap agreements are marked-to-market daily based on valuations from third party pricing vendors or broker-supplied valuations. Pricing vendors utilize matrix pricing which considers comparisons to movements in the underlying index, interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swap agreements may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities and swap agreements are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price or official closing price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Derivative Instruments

Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts, including futures contracts and swap agreements. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund primarily used derivatives to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:
Commodity Risk - Commodity Risk is the risk that the value of a commodity will fluctuate as a result of changes in market prices.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives, such as swap agreements, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement on a bilateral basis with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net the amounts owed under each transaction to one net payable by one party to the other. Upon entering into a swap agreement, the Fund is required to post an initial collateral amount (referred to as "Independent Amount"), as defined in the ISDA Master Agreement. The Fund is required to post additional collateral for the benefit of counterparties to meet the counterparty's unrealized appreciation on outstanding swap contracts and any such posted collateral is identified on the Consolidated Schedule of Investments. To mitigate counterparty credit risk on OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk is mitigated by the protection provided by the exchange's clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date. The Fund used futures contracts to manage its exposure to the commodities market.

Open futures contracts at period end are presented in the Consolidated Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Consolidated Schedule of Investments.

Swap Agreements: A swap agreement (swap) is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount.

Total Return Swaps: Total return swaps are agreements between counterparties to exchange cash flows, one based on a market-linked return of an individual asset or a basket of assets (i.e., an index), and the other on a fixed or floating rate. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting payment obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund entered into total return swaps to manage its commodities market.

Any open swaps at period end are included in the Consolidated Schedule of Investments under the caption "Swap Agreements."

For additional information on the Fund's policy regarding valuation of investments and other significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

Quarterly Report

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.

Quarterly Report

Item 2. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the Fidelity Garrison Street Trust's (the "Trust") disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the Trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the Trust's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

Item 3. Exhibits

Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Garrison Street Trust

By:	/s/Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	June 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	June 28, 2013
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	June 28, 2013